Subsequent events	12 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period [Abstract]
Subsequent events	Subsequent events:On February 1, 2022, the Company and Mitsui O.S.K. Lines, Ltd. ("MOL") completed the previously announced strategic partnership involving Waterfront Shipping. The Company received proceeds of $145 million from MOL for a 40% minority interest in Waterfront Shipping. The Company will continue to operate and retain the remaining 60% majority interest in Waterfront Shipping. The Company will continue to consolidate Waterfront Shipping following the transaction and as a result will recognize the difference between the proceeds received and the carrying value of the 40% interest in Waterfront Shipping as a change in shareholders' equity.